                             ASSIGNMENT FOR SECURITY

                                  (TRADEMARKS)

STATE OF GEORGIA  )

                  )  SS.:

COUNTY OF FULTON  )

                  WHEREAS, EDITEK, INC., a Delaware corporation (the "Assignor"), has adopted, used and is using marks which are either registered or applied for in the United States Patent and Trademark Office as set forth on Exhibit A (the "Trademarks"), and

                  WHEREAS, the Assignor is the sole owner of the entire right, title and interest in and to the Trademarks which are registered and the goodwill of the business symbolized by the Trademarks and the registrations thereof, and

                  WHEREAS, Assignor has entered into that certain Loan and Security Agreement, dated of even date (as amended, supplemented or restated from time to time, the "Loan Agreement"), between Assignor, certain of its affiliates and HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), and Lender has, on the date hereof, made certain loans to or for the benefit of Assignor and may make additional loans to or for the benefit of Assignor, and

                  WHEREAS, pursuant to the Loan Agreement and as a condition precedent to the extension of the financial accommodations to or for the benefit of the Assignor under the Loan Agreement, the Assignor has agreed to assign to Lender and to grant to Lender a continuing security interest in, and a continuing lien on, all of the Assignor's right, title and interest in and to the following (collectively the "Trademark Collateral"),

                  (a)  the Trademarks, together with all  rights,  benefits  and

         privileges  derived  therefrom,  and the goodwill   of   the   business
         symbolized  by the  Trademarks   and  the  registrations  thereof,  and

                  (b)  all proceeds thereof, including, but not limited to, any claims and demands arising out of any infringement of the Trademarks, including the right to settle disputes concerning such claims and demands.

                  NOW, THEREFORE, in order to induce Lender to consummate the financial accommodations to the Assignor provided for in the Loan Agreement, and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby assign to Lender and grant to Lender a continuing security interest in and a continuing lien on, the entire right, title and interest of Assignor in and to the Trademark Collateral.

The Trademark Collateral shall serve as collateral security to Lender for the payment and performance of the Obligations (as such term is defined in the Loan Agreement)and shall constitute a part of the Collateral (as such term is defined in the Loan Agreement), and shall be subject to all of the terms and conditions of the Loan Agreement, which is incorporated herein by reference.

                  Unless and until said lien and security interest is foreclosed upon, Assignor (i) shall be deemed to remain in exclusive and undisturbed possession of the Trademarks, (ii) shall exclusively retain all rights to license others under the Trademarks, but only in a manner consistent with the preservation of their current substance, validity, registration and the security interest granted herein, and (iii) may bring suit for the infringement of the Trademarks and to retain the proceeds of the foregoing. Lender need not be joined as a plaintiff in any such infringement suit; provided, that should it be necessary, in Lender's sole judgment, that Lender be joined as an indispensable party or true party in interest in any such infringement suit, Lender shall, at its option, either

                  (1) appoint Assignor its attorney in fact for the purpose of prosecuting such infringement suit on the express condition that Assignor indemnify and hold Lender harmless for any liability incurred by Lender as a result of such appointment, or

                  (2) participate actively in the prosecution of such suit.

                  Assignor further agrees (i) that while a secured party hereunder, Lender shall have no obligation or responsibility to protect or defend the Trademark Collateral and Assignor shall at its own expense protect, defend and maintain the same to the extent reasonably advisable for its business, (ii) to use its best efforts to detect any infringers of the Trademark Collateral, to forthwith advise Lender in writing of infringements detected, and protect, defend and maintain the Trademark Collateral against any infringements,
(iii) that if Assignor fails to comply with the foregoing clauses (i) and (ii), Lender may do so in Assignor's name or in Lender's name but at Assignor's expense, and Assignor hereby agrees to reimburse Lender for all expenses, including reasonable attorneys' fees, incurred by Lender in protecting, defending and maintaining the Trademark Collateral owned by Assignor, and (iv) to use the Trademarks only in its businesses as they are presently conducted.

                  The security interest in the Trademark Collateral granted hereunder shall remain in full force and effect until the later of the termination of the Loan Agreement and the payment and satisfaction in full of the Obligations. At any time thereafter Lender shall, if requested by Assignor, execute and deliver to Assignor, or to a third party upon Assignor's instructions, for filing with the United States Patent and Trademark Office and in each office in which any financing statement relative to the security interest granted hereby may have been filed, (i) documentation in accordance with the rules and regulations of said office, (ii) termination statements under the Uniform Commercial Code and (iii) any other documentation reasonably requested by Assignor, all as may be necessary to release Lender's interest in the Trademark Collateral, and all at the cost and expense of Assignor.

                  IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its authorized officer or agent as of January ___, 1996.

                                                  EDITEK, INC.

                                                  By:

                                                  Title:

                                                  Attest:

                                                  Title:

                                                         [CORPORATE SEAL]


STATE OF GEORGIA  )

                  )  ss.:

COUNTY OF FULTON  )

                  On this ___ day of January, 1996, before me personally came ___________________ and _____________________, to me known, who, being by me duly sworn, did depose and say that they are, respectively, the ____________________and _____________________ of EDITEK, INC., the corporation described herein and which executed the foregoing instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that they signed thereto by like order.

                                               Sworn to and subscribed before me
                                               this ___ day of January, 1996.

                                               Notary Public

                                                     [NOTARIAL SEAL]

                                    -3-
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                                               My Commission Expires:

                                    EXHIBIT A


       TRADEMARK          REGISTRATION NUMBER     REGISTRATION DATE

EDITEK                          1,879,044              02/14/95

BIOMAN                            363,506              11/10/89

LOGO                            1,374,423              12/10/85

QUIK-CARD                       1,387,168              03/25/86

EZ-SCREEN                       1,412,788              10/14/86

DAIRISCREEN                     1,629,710              01/01/91

DAIRYSCREEN                     1,629,709              01/01/91

VERDICT                         1,771,281              05/18/93

PREDICT                         1,877,141              01/31/95

RECON                           1,847,306              07/26/94

EZ-QUANT                        1,917,508              09/12/95


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